SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2003

SPS TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-4416 (Commission file number)	23-1116110 (IRS employer identification no.)

Two Pitcairn Place, Suite 200

165 Township Line Road

Jenkintown, Pennsylvania 19046

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(215) 517-2000

ITEM 5.	OTHER EVENTS.

On August 16, 2003, SPS Technologies, Inc. (“SPS”) entered into an Agreement and Plan of Merger (“Merger Agreement”) among Precision Castparts Corp. (“PCC”), Star Acquisition, LLC, a Pennsylvania limited liability company and a wholly owned subsidiary of PCC (“Star”), and SPS. Pursuant to the Merger Agreement, SPS will be merged with and into Star with Star, to be renamed as SPS Technologies LLC, continuing as the surviving entity and a wholly-owned subsidiary of PCC.

PCC will pay the merger consideration in cash and shares of PCC common stock. Under the terms of the Merger Agreement, 50% of the issued and outstanding shares of SPS will be converted into $43.00 in cash per SPS share and the remaining 50% of the SPS shares will be converted into 1.36 shares of PCC common stock per SPS share, in each case at the election of the holder and subject to proration mechanisms. The transaction is intended to be treated as a reorganization under Section 368(a) of the Internal Revenue Code with respect to the shares of PCC common stock received by SPS shareholders. This transaction has been approved by the boards of directors of both companies and is subject to approval by regulatory authorities and an 80 percent vote by the shareholders of SPS.

Additionally, on August 16, 2003, SPS amended its Amended and Restated Rights Agreement dated as of April 6, 2001, as amended (the “Rights Agreement”), to exempt the execution of the Merger Agreement, the consummation of the merger, and the execution of, and performance under, certain voting agreements contemplated by the Merger Agreement, from the provisions of the Rights Agreement.

The Merger Agreement (which is attached hereto as Exhibit 2.1), the amendment to the Rights Agreement (which is attached hereto as Exhibit 4.3), and the press release issued by SPS (which is attached hereto as Exhibit 99.1) are incorporated herein by reference.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired:                         Not Applicable

(b) Pro Forma Financial Information:                                        Not Applicable

(c) Exhibits:

*2.1	Agreement and Plan of Merger, dated as of August 16, 2003 by and among Precision Castparts Corp., Star Acquisition, LLC and SPS Technologies, Inc. (excluding schedules, which the Registrant agrees to furnish supplementally to the Commission upon request)

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4.1	Amended and Restated Rights Agreement, dated as of April 6, 2001, between SPS Technologies, Inc. and Mellon Investor Services LLC, filed as Exhibit 1 to the Company’s Registration Statement on Form 8-A/A on April 9, 2001, and incorporated herein by reference

4.2	Amendment No. 1 to Amended and Restated Rights Agreement, dated as of December 24, 2002, between SPS Technologies, Inc. and Mellon Investor Services LLC, filed as Exhibit 4a to the Company’s Annual Report on Form 10-K on March 21, 2003, and incorporated herein by reference

*4.3	Amendment No. 2 to Amended and Restated Rights Agreement, dated as of August 16, 2003, between SPS Technologies, Inc. and Mellon Investor Services LLC

*99.1	Press Release of SPS Technologies, Inc. issued on August 18, 2003

*	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS TECHNOLOGIES, INC.

Date: August 18, 2003	By:	/s/ JAMES D. DEE
James D. Dee Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

*2.1	Agreement and Plan of Merger, dated as of August 16, 2003, by and among Precision Castparts Corp., Star Acquisition, LLC and SPS Technologies, Inc. (excluding schedules, which the Registrant agrees to furnish supplementally to the Commission upon request)

4.1	Amended and Restated Rights Agreement, dated as of April 6, 2001, between SPS Technologies, Inc. and Mellon Investor Services LLC, filed as Exhibit 1 to the Company’s Registration Statement on Form 8-A/A on April 9, 2001, and incorporated herein by reference

4.2	Amendment No. 1 to Amended and Restated Rights Agreement, dated as of December 24, 2002, between SPS Technologies, Inc. and Mellon Investor Services LLC, filed as Exhibit 4a to the Company’s Annual Report on Form 10-K on March 21, 2003, and incorporated herein by reference

*4.3	Amendment No. 2 to Amended and Restated Rights Agreement, dated as of August 16, 2003, between SPS Technologies, Inc. and Mellon Investor Services LLC

*99.1	Press Release of SPS Technologies, Inc. issued on August 18, 2003

*	Filed herewith